SMITH BARNEY ALLOCATION SERIES INC.
on behalf of
SELECT INCOME PORTFOLIO AND SELECT CONSERVATIVE PORTFOLIO

Supplement dated March 13, 2001 to
Prospectus dated May 30, 2000


On February 12, 2001, the Board of Directors of Smith Barney Allocation Series Inc. (formerly known as Smith Barney Concert Allocation Series Inc.), on behalf of its Select Income Portfolio and its Select Conservative Portfolio ("Income Portfolio" and "Conservative Portfolio," respectively), approved a proposed reorganization pursuant to which its Smith Barney Allocation Select Balanced Portfolio ("Balanced Portfolio") would acquire the assets and assume the stated liabilities of the Income Portfolio and the Conservative Portfolio in exchange for shares of the Balanced Portfolio. The reorganization will allow Income Portfolio and Conservative Portfolio shareholders to maintain an investment in a fund with similar investment objectives and investment policies.

Under the terms of the proposed reorganization, Income Portfolio and Conservative Portfolio shareholders would receive shares of the Balanced Portfolio equal in value to their investments in the Income Portfolio and Conservative Portfolio in accordance with the terms of the reorganization. Income Portfolio and Conservative Portfolio shareholders would not be charged a sales load when Balanced Portfolio shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Income Portfolio and the Conservative Portfolio. Proxy materials describing the proposed reorganization will be mailed to Income Portfolio and Conservative Portfolio shareholders of record on March 13, 2001, on or about March 26, 2001, in anticipation of a meeting of the shareholders expected to be held on April 18, 2001. If approved by Income Portfolio and Conservative Portfolio shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.


FD 02260